UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 5, 2007 (June 1, 2007)

AFFINION GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-133895	06-1637809
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Connecticut Avenue

Norwalk, Connecticut 06850

(Address of Principal Executive Offices)

(203) 956-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Effective as of June 1, 2007, Affinion Group, Inc., a Delaware corporation (“Affinion” or the “Company”), entered into Amendment No. 2 (the “Amendment”) to its Credit Agreement (as amended from time to time, the “Credit Agreement”) dated as of October 17, 2005 among Affinion Group Holdings, Inc. (“Holdings”), the Company, as Borrower, the Lenders party thereto, Credit Suisse, Cayman Islands Branch as administrative agent, Deutsche Bank Securities Inc., as syndication agent and Bank of America, N.A. and BNP Paribas Securities Corp., as documentation agents.

The Amendment permits the Company to make a dividend to Holdings, its direct parent, in an amount not to exceed the amount specified under the Credit Agreement to permit Holdings to make an interest payment due in March 2008 under its Credit Agreement (the “Holdings Credit Agreement”), dated as of January 31, 2007, among Holdings, the lenders party thereto, Deutsche Bank Trust Company Americas, as administrative agent and Banc of America Securities LLC, as syndication agent, so long as no default or event of default shall have occurred or be continuing or would result from such a dividend. The Amendment also permits Holdings to hold the proceeds of such a dividend and to invest such proceeds in certain permitted investments.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Effective as of June 1, 2007, the Company entered into an Employment Agreement with each of Thomas Rusin, President and Chief Executive Officer, North America, and Todd Siegel, Executive Vice President and General Counsel (the “Employment Agreements”). The Employment Agreements contemplate that Mr. Rusin and Mr. Siegel will serve in their respective positions for a period of three (3) years commencing on June 1, 2007 (the “Effective Date”) and ending on the third anniversary of the Effective Date, unless terminated earlier pursuant to the Employment Agreement (the “Employment Period”). After the initial term, the Employment Agreements are subject to automatic one-year renewals unless either party provides at least 90 days’ prior written notice to the other party of its intent not to renew the agreement. The Employment Agreements provide that Mr. Rusin will receive a base salary of $290,000 and Mr. Siegel will receive a base salary of $275,000. Additionally, both Mr. Rusin and Mr. Siegel will be eligible for an annual target bonus of 100% of his respective base salary, provided that performance objectives determined each year by the Company are met. If during the Employment Period, the Company terminates either executive’s employment without cause or either executive terminates his employment for good reason, the terminated executive will be entitled to a lump sum payment equal to his annual base salary through the date of termination plus the bonus earned for any fiscal year ended prior to the year in which the date of termination occurs. After the date of termination, the Company will further pay the terminated executive, in six quarterly installments, the sum of 100% of his annual base salary and his target bonus.

Effective as of June 1, 2007, the Company entered into Amendments to Employment Agreements with each of Robert Rooney (Executive Vice President and Chief Operating Officer) and Thomas Williams (Executive Vice President and Chief Financial Officer) to modify the severance benefits contained within their respective Employment Agreements. The Amendment to Mr. Williams’ Employment Agreement provides that if the Company terminates Mr. Williams’ employment without cause or if Mr. Williams terminates his employment for good reason, the Company will pay Mr. Williams, in six quarterly installments commencing on the date of termination, the sum of 100% of his annual base salary and his target bonus. The Amendment to Mr. Rooney’s Employment Agreement provides that if Mr. Rooney’s employment terminates due to either a without cause termination or a constructive discharge, the Company will pay Mr. Rooney a lump sum equal to the sum of 100% of his base salary and target bonus plus any base salary and incentive compensation awards earned but unpaid through the date of termination. The June 1, 2007 Amendment to Mr. Rooney’s Employment Agreement also amends the amount of annual incentive awards to which Mr. Rooney is entitled. The Amendment provides that Mr. Rooney will be eligible to receive an annual bonus based upon a target bonus of not less than one hundred percent (100%) of his base salary, subject to the attainment by the Company of applicable performance targets established and certified by the Company in its sole discretion.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit

10.1	Amendment No. 2 to the Credit Agreement, dated as of June 1, 2007, to the Credit Agreement (as amended from time to time), dated as of October 17, 2005, among Affinion Group Holdings, Inc., a Delaware corporation, Affinion Group, Inc., a Delaware corporation, the Lenders from time to time party hereto, Credit Suisse, Cayman Islands Branch, as administrative agent for the Lenders, Deutsche Bank Securities Inc., as syndication agent and Bank of America, N.A. and BNP Paribas Securities Corp., as documentation agents.

10.2	Employment Agreement, dated as of June 1, 2007, by and between Affinion Group, Inc. and Thomas Rusin.

10.3	Employment Agreement, dated as of June 1, 2007, by and between Affinion Group, Inc. and Todd Siegel.

10.4	Amendment No. 2 to Employment Agreement, dated as of June 1, 2007, to the Employment Agreement, dated as of June 15, 2005, by and between Affinion Group, LLC (f/k/a Cendant Marketing Group LLC), Affinion International Holdings Limited (f/k/a Cendant International Holdings Limited), and Robert Rooney.

10.5	Amendment No. 2 to Employment Agreement, dated as of June 1, 2007, to the Employment Agreement, dated as of November 8, 2006, by and between Affinion Group, Inc. and Thomas A. Williams.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINION GROUP, INC.

Date: June 5, 2007	By:	/s/ Todd H. Siegel
		Name:	Todd H. Siegel
		Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Number	Exhibit

10.1	Amendment No. 2 to the Credit Agreement, dated as of June 1, 2007, to the Credit Agreement (as amended from time to time), dated as of October 17, 2005, among Affinion Group Holdings, Inc., a Delaware corporation, Affinion Group, Inc., a Delaware corporation, the Lenders from time to time party hereto, Credit Suisse, Cayman Islands Branch, as administrative agent for the Lenders, Deutsche Bank Securities Inc., as syndication agent and Bank of America, N.A. and BNP Paribas Securities Corp., as documentation agents.

10.2	Employment Agreement, dated as of June 1, 2007, by and between Affinion Group, Inc. and Thomas Rusin.

10.3	Employment Agreement, dated as of June 1, 2007, by and between Affinion Group, Inc. and Todd Siegel.

10.4	Amendment No. 2 to Employment Agreement, dated as of June 1, 2007, to the Employment Agreement, dated as of June 15, 2005, by and between Affinion Group, LLC (f/k/a Cendant Marketing Group LLC), Affinion International Holdings Limited (f/k/a Cendant International Holdings Limited), and Robert Rooney.

10.5	Amendment No. 2 to Employment Agreement, dated as of June 1, 2007, to the Employment Agreement, dated as of November 8, 2006, by and between Affinion Group, Inc. and Thomas A. Williams.